UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12
SEGUE SOFTWARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEGUE SOFTWARE, INC.
201 Spring Street
Lexington, Massachusetts 02421

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 6, 2005

To the Stockholders of Segue Software, Inc.

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Segue Software, Inc., a Delaware corporation (the "Company"), will be held on Monday, June 6, 2005 at 10:00 a.m. at the offices of the Company at 201 Spring Street, Lexington, Massachusetts 02421, for the following purposes:

  1.
  To elect six members to the Board of Directors to hold office until the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

  2.
  To consider and act upon a proposal to approve an amendment to the Company's Restated Certificate of Incorporation to change the dividend and redemption rights of the Company's Series B Preferred Stock, par value $.01 per share;

  3.
  To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2005; and

  4.
  To consider and act upon any other matters that may be properly brought before the Annual Meeting and any adjournment or postponements thereof.

        Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

        The Board of Directors has fixed the close of business on April [    ], 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record of the Company's common stock, par value $.01 per share, Series B Preferred Stock, par value $.01 per share, and Series C Preferred Stock, par value $.01 per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least 10 days prior to the Annual Meeting at the Company's offices at 201 Spring Street, Lexington, Massachusetts.

        All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed pre-addressed, postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                      By Order of the Board of Directors

                      Jeffrey C. Hadden
                       Secretary

Lexington, Massachusetts
April [    ], 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

SEGUE SOFTWARE, INC.
201 Spring Street
Lexington, Massachusetts 02421

PROXY STATEMENT

FOR 2005 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 6, 2005

April [    ], 2005

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Segue Software, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at its 2005 Annual Meeting of Stockholders to be held at the Company's offices at 201 Spring Street, Lexington, Massachusetts 02421, on Monday, June 6, 2005 at 10:00 a.m., and any adjournments or postponements thereof (the "Annual Meeting"). At the Annual Meeting, stockholders will be asked (i) to vote upon the election of six members of the Board; (ii) to consider and act upon a proposal to approve an amendment to the Company's Restated Certificate of Incorporation (the "Restated Certificate of Incorporation") to change the dividend and redemption rights of the Company's Series B Preferred Stock, par value $.01 per share; (iii) to consider and act upon a proposal to ratify the appointment of Grant Thornton LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2005; and (iv) to consider and act upon any other matters properly brought before them.

        This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to the stockholders of the Company on or about April [    ], 2005. The Board has fixed the close of business on April [    ], 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only stockholders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), and Series C Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share of Common Stock held by them. Holders of the Company's Series B Preferred Stock as of the close of business on the Record Date will be entitled to vote on an as-converted basis, which results in such holders being entitled to one vote per share of Series B Preferred Stock held by them on such date. Holders of the Company's Series C Preferred Stock as of the close of business on the Record Date will be entitled to vote on an as-converted basis, which results in such holders being entitled to one vote per share of Series C Preferred Stock held by them on such date. As of April [    ], 2005, there were [                        ] shares of Common Stock, [                        ] shares of Series B Preferred Stock and [                        ] shares of Series C Preferred Stock outstanding and entitled to vote at the Annual Meeting.

        The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock (including the Series B Preferred Stock and Series C Preferred Stock on an as-converted basis) outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. With respect to the proposal to approve an amendment to the Restated Certificate of Incorporation to change the dividend and redemption rights of the Series B Preferred Stock, the holders of a majority of the voting power of the outstanding shares of Series B Preferred Stock, present in person or by proxy, shall be necessary to constitute a quorum with respect to such vote. Both abstentions and broker non-votes (as defined below) will be counted as present in determining the presence of a quorum. The Company's By-laws (the "By-laws") provide that the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting is sufficient to approve the ratification of the independent public accountants. Based on the foregoing, abstentions and broker non-votes will have no impact on the outcome of the ratification of the independent public accountants. The election of directors shall be determined by a plurality of votes cast. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not affect the election of the candidates receiving a plurality of votes. The approval of the amendment to the Restated Certificate of Incorporation will require (i) the affirmative vote of a majority of the votes cast affirmatively or negatively by the holders of Common Stock, Series B Preferred Stock and Series C Preferred Stock, and (ii) the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock. Accordingly, abstentions and broker non-votes will have no impact on the vote of the Common Stock, but will have the effect of a negative vote in the case of the separate series vote required of the holders of Series B Preferred Stock. However, the holders of all of the Series B Preferred Stock and Series C Preferred Stock have entered into a voting agreement with the Company agreeing to vote all of such shares in favor of the proposed amendment to the Restated Certificate of Incorporation. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

        Stockholders of the Company are requested to complete, sign, date and promptly return the accompanying Proxy Card in the enclosed, postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the six nominees for director of the Company named in this Proxy Statement; FOR the approval of the amendment to the Restated Certificate of Incorporation to change the dividend and redemption rights of the Series B Preferred Stock; and FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2005. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If any other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        A stockholder of record may revoke his or her proxy at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. A stockholder of record who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. The presence (without further action) of a stockholder at the Annual Meeting will not constitute a revocation of a previously given proxy.

        The Company's 2004 Annual Report to Stockholders (the "Annual Report"), including financial statements for the fiscal year ended December 31, 2004, is being mailed to stockholders with this Proxy Statement, but does not constitute a part hereof.

PROPOSAL 1: ELECTION OF DIRECTORS

        The By-Laws provide for the Company's business to be managed by or under the direction of the Board. The directors serve in office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. On April 11, 2005, the Board voted to set the number of directors of the Board at six and nominated Joseph K. Krivickas, Dr. John R. Levine, Dr. Howard L. Morgan, Robert W. Powers, Jr., Jyoti Prakash and Dr. James H. Simons to serve as directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company. The Board anticipates that each of the Nominees will serve, if elected, as a director. However, if any person nominated by the Board is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board may recommend. The Board will consider a nominee for election to the Board recommended by a stockholder of record if the stockholder submits the nomination in compliance with the requirements of the By-laws. See "Other Matters—Stockholder Proposals" for a summary of these requirements.

        The holders of Series B Preferred Stock are entitled to elect an additional director to the Board. To date, the holders of Series B Preferred Stock have not exercised this right.

Vote Required For Approval

        A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company.

Recommendation

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS OF THE COMPANY.

INFORMATION REGARDING DIRECTORS AND OFFICERS

        The following biographical descriptions set forth certain information with respect to the Nominees for election as directors at the Annual Meeting and the executive officers who are not directors, based on information furnished to the Company by each director and officer. The following information is as of April 1, 2005.

Nominees for Election as Directors

        Joseph K. Krivickas has served as President, Chief Executive Officer and as a director of the Company since September 8, 2003. Prior to joining the Company, Mr. Krivickas served as President and Chief Executive Officer of iPhrase Technologies, an enterprise software company, from December 2001 to September 2003. From November 2001 to December 2001, Mr. Krivickas was an Executive in Residence at Charles River Ventures, a private equity firm. From January 2001 to October 2001, Mr. Krivickas served as General Manager of Hewlett Packard's Middleware Software Division and HP Bluestone. From May 1999 to January 2001, Mr. Krivickas was Senior Vice President of Sales and then Chief Operating Officer, Office of the President, at Bluestone Software, a middleware software company. He is 42 years old.

        Dr. John R. Levine has been a director of the Company since 1992. Since 1991, Dr. Levine has been employed by Taughannock Networks, an Internet and computer services consulting company. Dr. Levine is a Director of Whitehat.com, a subsidiary of American Computer Group and Mayor of the Village of Trumansburg, New York. He is 51 years old.

        Dr. Howard L. Morgan has been a director of the Company since 1992. Since June 1989, Dr. Morgan has been the President of The Arca Group, Inc., a high technology consulting and investment management firm and since January 1999 he has also been a Vice Chairman of IdeaLabs, an Internet company incubator. Dr. Morgan serves on the board of directors of the following publicly held companies: Franklin Electronic Publishers, Inc. and Unitronix Corp. He is 59 years old.

        Robert W. Powers, Jr. has been a director of the Company since June 2000. Since 1998, Mr. Powers has been a member of the senior leadership team of the Stenbeck Group of companies, a global network of public and private companies focusing on telecommunications, information, and media industries and is currently Chief Executive Officer of Metro International's North American Operations. From 1982 through 1998, Mr. Powers served in a variety of roles at Arthur D. Little, including Vice President of Finance and Operations for Arthur D. Little's North American business and previously held a similar role for Arthur D. Little's European operation. Mr. Powers serves as Chairman of the Board of Directors of Utix Group, Inc., a public company. He is 51 years old.

        Jyoti Prakash has been a director of the Company since March 2000. Mr. Prakash serves as President of Carlisle West Associates, a privately held California technology consulting company. From June 2001 to October 2002, Mr. Prakash served as Acting Senior Vice President of Product Development at Franklin Electronic Publishers, a New Jersey based public company. From August 2000 to June 2001, Mr. Prakash served as President, Chief Executive Officer, and Director of Vision Planner Inc., a privately held California software company. From June 1999 through August 2000, Mr. Prakash served as Senior Vice President and General Manager of Product Development at the Company. Prior to joining the Company, Mr. Prakash held technical and executive positions at Quickturn Design, HP and Apollo Computers. He is 61 years old.

        Dr. James H. Simons has been Chairman of the Board since 1992 and a director since 1988. Since 1982, Dr. Simons has been the President and Chairman of Renaissance Technologies Corp. Dr. Simons also is a member of the board of directors of the following publicly held companies: Franklin Electronic Publishers, Inc. and Symbol Technologies. He is 67 years old.

Executive Officers Who Are Not Directors

        Joseph J. Friscia has served as Executive Vice President, Sales and Marketing of the Company since January 20, 2004. From [            ] to [            ], Mr. Friscia was Executive Vice President and General Manager of Pegasystems' Applications Business, a publicly held company. Prior to his tenure at Pegasystems, Mr. Friscia served as a Money Transfer Operations Manager with Bankers Trust Company and J. Henry Schroeder Bank and Trust Company from [            ] to [            ]. He is 50 years old.

        André Pino has served as Chief Marketing Officer of the Company since January 12, 2004. From [            ] to [            ], Mr. Pino was Senior Vice President of Marketing at iPhrase Technologies, Inc. From [            ] to [            ] Mr. Pino was Marketing General Manager of Hewlett-Packard's Middleware Division. Before joining Hewlett-Packard, Mr. Pino was Senior Vice President of Marketing at Bluestone Software, Inc. from [            ] to [            ]. He is 51 years old.

        Douglas Zaccaro, CPA, CMA joined the Company in May 1999 and has served as Chief Financial Officer and Treasurer of the Company since March 2000. From May 5, 2003 to September 7, 2003, Mr. Zaccaro served as acting Co-Chief Executive Officer. From February 2000 to March 2000, Mr. Zaccaro served as Vice President and Corporate Controller and Acting Chief Financial Officer of the Company, after serving as Vice President and Corporate Controller from January 2000 to February 2000, and Corporate Controller from May 1999 to December 1999. Mr. Zaccaro served as a consultant to the Company, providing Controller services from April 1999 until May 1999 when he joined the Company as Corporate Controller. Prior to that, Mr. Zaccaro was Vice President of Finance and Administration at Aranex Corporation (formerly IDEAssociates/IDE Corporation) from June 1996 to June 1998, and was Controller at Aranex Corporation from March 1992 to June 1996. He is 56 years old.

Meetings and Committees of the Board of Directors

        Meeting Attendance.    During the year ended December 31, 2004, the Board held six meetings, the Audit Committee of the Board held five meetings and the Compensation Committee of the Board held one meeting. Each director attended at least 75% of the total number of meetings of the Board and the committees of the Board of which such person was a member. The Company does not have a policy requiring that all Board members attend its annual meeting of stockholders. In 2004, [            ] Board members attended the annual meeting of stockholders.

        Nominating and Corporate Governance Committee.    The Board has not established a Nominating and Corporate Governance Committee. Currently, John R. Levine, Howard L. Morgan, Robert W. Powers, Jr., Jyoti Prakash and James H. Simons, each of whom is "independent" as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Security Dealers, Inc.

(the "Nominating Directors"), are fulfilling the role of a nominating committee. The Board believes that the Nominating Directors are effectively satisfying the responsibilities of a nominating committee and therefore the Company does not need to establish a Nominating and Corporate Governance Committee. The Nominating Directors are responsible for identifying individuals qualified to become directors of the Company, consistent with criteria approved by the Board, and recommending that the Board select the director nominees for election at each annual meeting of stockholders. The Independent Directors are also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, periodically reviewing such guidelines and recommending any changes thereto, and overseeing the evaluation of the Board and management. While no formal charter has been adopted, the current process for identifying and evaluating nominees for the Board is as follows:

  •
  The Nominating Directors will review and consider director candidates who have been recommended by stockholders of the Company in compliance with the procedures set forth in the By-laws or in accordance with law. Stockholders submitting candidates for consideration by the Nominating Directors should submit such nominations in writing to the Chief Financial Officer of the Company and should follow the timing, informational and other requirements regarding stockholder nominations set forth in Section 7 of Article I of the By-laws or in applicable Securities and Exchange Commission rules.

  •
  The Nominating Directors may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third party search firms, or any other source it deems appropriate.

  •
  The Nominating Directors will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate.

  •
  The Nominating Directors will evaluate all such proposed director candidates in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate.

  •
  In identifying and evaluating proposed director candidates, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including among other things, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board.

        The Nominating Directors must be satisfied that each Nominating Directors-recommended nominee meets the following minimum qualifications:

  •
  The nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

        Compensation Committee.    The Board has established a Compensation Committee, which met one time in the year ended December 31, 2004. The current members of the Compensation Committee are Dr. James H. Simons and Dr. Howard L. Morgan, who are both non-employee directors and are independent as defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures. The Compensation Committee also administers the Company's 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan (the "1996 Option Plan"), the Company's 1998 Employee Stock Option and Grant Plan (the "1998 Option Plan") and the Company's 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan"). In administering the 1996 Option Plan and 1998 Option Plan, the Compensation Committee determines the options to be granted to eligible persons under the respective option plans and prescribes the terms and provisions of such options. In addition, the Compensation Committee construes and interprets each of the 1996 Option Plan, 1998 Option Plan and Stock Purchase Plan, and establishes, amends and revokes rules and regulations for administration of the each of the plans. A report of the Compensation Committee regarding executive compensation is included on page [    ].

        Independent Committee.    During 2001, the Board established an Independent Committee. The purpose of the Independent Committee is to review various funding and strategic alternatives with management and to report periodically to the Board. The current members of the Independent Committee are Robert W. Powers, Jr., who serves as Chairman, Dr. John R. Levine and Jyoti Prakash. The Independent Committee is presently inactive.

        Audit Committee.    The Board has established an Audit Committee, which met a total of five times in the year ended December 31, 2004. The current members of the Audit Committee are Dr. John R. Levine, Dr. Howard L. Morgan, who serves as Chairman, and Robert W. Powers, Jr. No member of the Audit Committee is an employee of the Company and each is "independent" as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Security Dealers, Inc. The Board has determined that Dr. Howard L. Morgan and Robert W. Powers, Jr. qualify as "audit committee financial experts" and each is "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities and Exchange Act of 1934, as amended. The Audit Committee directly engages the Company's independent accountants, reviews annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. On March 22, 2004, the Board adopted an amended and restated charter for the Audit Committee.

Report of the Audit Committee

        During the year ended December 31, 2004, the Audit Committee:

  •
  Reviewed and discussed the audited financial statements with the management of the Company;

  •
  Discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380); and

  •
  Received from Grant Thornton LLP, the Company's independent auditors, the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) and discussed with Grant Thornton LLP the matters disclosed in this letter and their independence from the Company;

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

        The information contained in this Audit Committee Report shall not be deemed "soliciting material" or be deemed "filed" with the Securities Exchange Commission nor incorporated by reference into any other filing, in each case to the extent permitted by the rules and regulations of the Securities Exchange Commission.

By the Members of the Audit Committee Dr. John R. Levine Dr. Howard L. Morgan, Audit Committee Chairman Robert W. Powers, Jr.

Independent Public Accountants

        The Audit Committee and the Board each recommend that the stockholders ratify the selection of Grant Thornton LLP as the Company's independent accountant for the fiscal year ending December 31, 2005. The Company expects that representatives of Grant Thornton LLP will be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions. During the year ended December 31, 2004, Grant Thornton LLP provided various audit, audit-related, tax and non-audit services to the Company. The Audit Committee has adopted policies and procedures which require the Audit Committee to pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit related services (other than non-audit services prohibited under Section 10A(g) of the Securities Exchange Act of 1934, as amended, or the applicable rules of the Securities Exchange Commission or the Public Company Accounting Oversight Board) to be provided to the Company by its independent accountants. Provided, however, that the pre-approval requirement is waived with respect to non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. For the fiscal years ended December 31, 2004 and 2003, the Company was billed the following fees for professional accounting services:

Fees Billed by Independent Auditors

	2004		2003
Audit Fees (including reviews of financial statements included in Form 10-Q's)	$	[ ]	$	[ ]
Audit-Related Fees	$	[ ]	$	[ ]
Tax Fees	$	[ ]	$	[ ]
All Other Fees, which were primarily related to foreign subsidiaries and benefit plans	$	[ ]	$	[ ]

        The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditors' independence.

Certain Transactions

        On December 22, 2004, the Company entered into a voting agreement with Dr. James H. Simons, the Chairman of the Board, and S-7 Associates, LLC, an entity controlled by Dr. James H. Simons (each a "Stockholder" and collectively the "Stockholders"), pursuant to which, among other things, each of the Stockholders agreed to vote in favor of adoption and approval of an amendment to the Restated Certificate of Incorporation of the Company providing for a change in the dividend and redemption rights of the Series B Preferred Stock and appointed the Company as its irrevocable proxy to vote such Stockholder's shares of capital stock of the Company in favor of adoption and approval of such amendment to the Restated Certificate of Incorporation, in each case upon the terms and subject to the conditions set forth therein.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

        Directors.    Effective April 1, 2002, each non-employee director receives a meeting fee of $250 for each meeting of the Board attended and a meeting fee of $250 for each committee meeting attended which is held on a day other than a full meeting of the Board. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board or meetings of any of the committees of the Board. Pursuant to the 1996 Option Plan, each non-employee director who becomes a member of the Board after April 2, 1996 receives a non-qualified stock option to purchase up to 12,000 shares of Common Stock, which option will vest over three years with 2,000 shares vesting six months from the date of such grant and 1,000 shares vesting every three months thereafter, provided, in each case, vesting continues only for so long as such non-employee director continues to serve on the Board.

        Commencing April 1, 2002, each non-employee director receives on April 1 of each year, a non-qualified stock option at market price to purchase up to $30,000 worth of shares of Common Stock. The number of options granted is determined by dividing $30,000 by the fair market value of the Common Stock on the date of grant (subject to a maximum of options to purchase 15,000 shares and a minimum grant of options to purchase 4,000 shares). The options vest over one year, with fifty percent (50%) of the options vesting six months after grant and the remaining fifty percent (50%) vesting one year after grant, or earlier upon a change in control of the Company, as defined in the Company's Change in Control Plan.

        Effective April 1, 2002 (or thereafter as of each April 1 as determined by the Board), each non-employee director who serves on a committee established by the Board shall be granted a non-qualified option at market price to purchase up to $7,500 worth of shares of Common Stock. The number of options granted is determined by dividing $7,500 by the fair market value of the Common Stock on the date of grant (subject to a minimum of 1,000 options and a maximum of 3,750 options). The options will vest over one year, with fifty percent (50%) of the options vesting six months after grant and fifty percent (50%) vesting one year after grant, or earlier upon a change in control as defined in the Company's Change in Control Plan. The Company does not grant any such stock options to the extent a committee of the Board is inactive.

        Executive Officers.    The following table provides certain information for the fiscal years ended December 31, 2004, 2003, and 2002 concerning compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers of the Company as of December 31, 2004 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Positions(s)	Year	Salary		Commissions and Bonuses		Securities Underlying Options	All Other Compensation
Joseph K. Krivickas (1) President and Chief Executive Officer	2004 2003 2002	$	[ ] 78,686 —	$	[ ] — —	[ ] 420,000 —	$	[ ] — —
Joseph J. Friscia (2) Executive Vice President Sales and Marketing	2004 2003 2002	$	[ ] — —	$	[ ] — —	[ ] — —	$	[ ] — —
André Pino (3) Chief Marketing Officer	2004 2003 2002	$	[ ] — —	$	[ ] — —	[ ] — —	$	[ ] — —
Douglas Zaccaro (4) Chief Financial Officer and Treasurer	2004 2003 2002	$	[ ] 174,579 159,127	$	[ ] — 5,000	[ ] 75,000 12,500	$	[ ] — —

(1)
Mr. Krivickas joined the Company as Chief Executive Officer on September 8, 2003.

(2)
Mr. Friscia joined the Company as Executive Vice President, Sales and Marketing on January 20, 2004.

(3)
Mr. Pino joined the Company as Chief Marketing Officer on January 12, 2004.

(4)
Mr. Zaccaro joined the Company in May 1999. From May 5, 2003 until September 7, 2003, Mr. Zaccaro served as acting Co-Chief Executive Officer. Mr. Zaccaro currently serves as Chief Financial Officer and Treasurer of the Company.

        Option Grants in Last Fiscal Year.    The following table sets forth information regarding stock options granted to each of the Named Executive Officers during the year ended December 31, 2004 to purchase shares of the Company's Common Stock. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on the future performance of the Common Stock.

Option Grants In Last Fiscal Year

								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted (1)		Percent of Total Options Granted to Employees in Fiscal Year
					Exercise or Base Price Per Share
							Expiration Date
								5%		10%
Joseph K. Krivickas	[ ]	(3)	[ ]	%	$	[ ]	[ ]	$	[ ]	$	[ ]
Joseph J. Friscia	[ ]		[ ]	%	$	[ ]	[ ]	$	[ ]	$	[ ]
André Pino	[ ]		[ ]	%	$	[ ]	[ ]	$	[ ]	$	[ ]
Douglas Zaccaro	[ ]		[ ]	%	$	[ ]	[ ]	$	[ ]	$	[ ]

(1)
The options become exercisable over a four-year period as follows: 1/8th of the number of options on the six month anniversary of the grant date and 1/48th of the original number of options every month thereafter. The options are subject to the employee's continued employment. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable agreement. Each of the Named Executive Officers has an arrangement that provides for the acceleration of the vesting of options held by such officer in the event that such officer's employment with the Company or any successor entity is terminated either by the Company without cause (as defined) or by the officer for good reason (as defined) within the first year after a change in control (as defined) of the Company.

(2)
The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration of the option term using the 5% and 10% appreciation rates established in regulations of the Securities and Exchange Commission, compounded annually. The potential realizable value is not intended to predict future appreciation of the price of the Company's Common Stock. The values shown do not consider non-transferability, vesting or termination of the options upon termination of employment.

(3)
In addition to the Company's standard arrangement regarding the acceleration of the vesting of options held by Named Executive Officers, Mr. Krivickas has an arrangement that provides that 50% of the then-unvested options held by Mr. Krivickas will become exercisable upon a change of control (as defined) of the Company.

        Option Exercises and Year-End Holdings.    The following table sets forth the shares of Common Stock acquired and the value realized upon exercise of stock options during the year ended December 31, 2004 by each of the Named Executive Officers and certain information concerning stock options held by the Named Executive Officers as of December 31, 2004.

Aggregate Option Exercise in Last Fiscal Year and Year-End Option Values

				Number of Securities Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
Name	Shares Acquired on Exercise	Value Realized
				Exercisable/Unexercisable	Exercisable/Unexercisable
Joseph K. Krivickas	[ ]	$	[ ]	[ ]/[ ]	$	[ ]/$[ ]
Joseph J. Friscia	[ ]	$	[ ]	[ ]/[ ]	$	[ ]/$[ ]
André Pino	[ ]	$	[ ]	[ ]/[ ]	$	[ ]/$[ ]
Douglas Zaccaro	[ ]	$	[ ]	[ ]/[ ]	$	[ ]/$[ ]

(1)
Based on the fair market value of the Common Stock of $6.25 per share, the price of the last reported trade of the Common Stock on the NASDAQ Small Cap Market on December 31, 2004, less the option exercise price per share. Options are in-the-money if the fair market value of the shares covered thereby is greater than the option exercise price.

Employment Contracts and Change of Control Arrangements

        Each of the Named Executive Officers has entered into a non-competition, non-solicitation, non-disclosure and assignment of inventions agreement with the Company (the "Employment Agreement"), which restricts such officer from competing with the Company and from soliciting, diverting or attempting to solicit or divert any customers or employees of the Company during the term of the officer's employment and for one year after termination of such employment. Each Employment Agreement also obliges the applicable Named Executive Officer not to reveal any trade secrets or confidential information of the Company during the term of the officer's employment and for five years after termination of such employment. The Employment Agreement requires the Named Executive Officers to assign to the Company all right and interest in any intellectual property related to the business of the Company and developed by the officer during the term of the officer's employment with the Company.

        In February 1998, the Board adopted a policy that provides for the payment of severance benefits to, and the acceleration of the vesting of stock options held by, certain executive officers of the Company, including certain of the Named Executive Officers, in the event that such officer's employment with the Company or any successor entity is terminated either by the Company without cause (as defined) or by the officer for good reason (as defined) within the first year after a change in control (as defined) of the Company. In addition to the Company's standard arrangement regarding the acceleration of the vesting of options held by Named Executive Officers, Mr. Krivickas has an arrangement that provides that 50% of the then-unvested options held by Mr. Krivickas will become exercisable upon a change of control (as defined) of the Company.

        Each of the Named Executive Officers has an arrangement that provides for the payment of one year of salary plus benefits in the event the Named Executive Officer's employment is terminated without cause.

        On May 5, 2003, the Board approved a modified 2003 Executive Bonus Plan pursuant to which Douglas Zaccaro accrued a bonus of approximately $61,875 during the year ended December 31, 2004. Mr. Zaccaro elected to waive his rights to the approximately $61,875 bonus earned during the year ended December 31, 2004 and any other rights that he may have to future bonuses payable under the modified 2003 Executive Bonus Plan. On [                        ], the Company terminated the modified 2003 Executive Bonus Plan

Stock Performance Graph

        The following graph provides a comparison of cumulative total stockholder return for the five-year period from January 1, 2000 through December 31, 2004, among the Company, the NASDAQ Stock Market-US and Foreign Companies Index (the "NASDAQ-Index") and the Center for Research in Security Prices ("CRSP") Computer and Data Processing Stocks Index (the "Peer Group Index," an index of NASDAQ Market traded companies (both domestic and foreign) with Standard Industrial Classification Code Numbers from 7370 to 7379). The Stock Performance Graph assumes an investment of $100 in each of the Company and the two indices, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance. Data for this graph was provided to the Company by CRSP.

Comparison of Five-Year Cumulative Total Returns

Performance Graph for
Segue Software, Inc.

Produced on 03/29/2005 including data to 12/31/2004

$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
12/31/1999
12/29/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
53.8
37.0
25.0

Legend

Symbol	CRSP Total Returns Index for:	12/1999	12/2000	12/2001	12/2002	12/2003	12/2004
——— ■	Segue Software, Inc.	100.0	18.0	8.4	4.2	10.0	25.0
— — — ★	Nasdaq Stock Market (US & Foreign)	100.0	60.4	47.6	32.8	49.4	53.8
- - - - ▲	Nasdaq Computer and Data Processing Stocks SIC 7870–7879 US & Foreign	100.0	45.9	36.9	25.5	33.6	37.0

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year–end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/31/1999.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

        The Compensation Committee of the Board consists of Dr. James H. Simons, Chairman, and Dr. Howard L. Morgan. Dr. Simons and Dr. Morgan are both non-employee directors and are independent as defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

        The Compensation Committee establishes salaries, incentives and other forms of compensation for the Chief Executive Officer of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the 1996 Option Plan, the 1998 Option Plan and the Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for the year ended December 31, 2004.

General

        The Compensation Committee (the "Committee") of the Board is composed of two independent outside directors who generally meet twice a year. There are no insiders on the Committee and there are no Committee members with interlocking relationships with the Company. The Chief Executive Officer ("CEO") and the Chief Financial Officer ("CFO") of the Company are invited to attend and participate in Committee meetings from time to time, except when their compensation is being discussed. The Committee reviews and recommends to the full Board all compensation, incentive payments and options for the CEO. The CEO makes recommendations to the Committee regarding compensation incentive payments and options for all other executive officers and for any incentive bonuses for all other employees. Base pay, discretionary year-end bonus payments and commission payments to sales employees are determined by the CEO in conjunction with other members of the management team. The Compensation Committee considers the CEO's recommendations, approves or revises them, and submits its conclusions to the Board. The Board has final authority regarding executive compensation and any incentive bonus compensation for all employees.

Compensation Philosophy

        In recognition that the recruitment of personnel in the computer software industry is highly competitive, the Company's compensation policies, both for executive and non-executive employees, are structured to attract and retain highly skilled technical, marketing, sales and management personnel. The Committee and the Board believe that the compensation of the Company's executive officers should be significantly influenced by the Company's performance. Accordingly, the Company's practice has been to establish base cash salaries at levels deemed appropriate by the Committee based on historic Company compensation levels and the Committee's experience and knowledge as to compensation levels at other companies. In assessing compensation levels, the Committee has periodically reviewed industry specific compensation surveys and consulted with the Company's Human Resources Department.

        The Company also maintains the 1996 Option Plan, 1998 Option Plan and Stock Purchase Plan to provide long-term incentives to maximize stockholder value by rewarding employees for the long-term appreciation of the Company's share price. Stock options are typically subject to vesting over a four-year period. Generally, option grants are made to employees in connection with their initial hire. The Board also approves option grants in connection with a significant change in responsibilities, as a reward for outstanding performance, and to provide incentives for continued employment. The number of shares subject to each stock option granted is based on anticipated future contribution and the ability of the individual to affect corporate results.

        The total compensation for the Named Executive Officers is described in this Proxy Statement starting on page [    ] and the compensation for Mr. Krivickas is also discussed below.

Compensation of the Chief Executive Officer

        Joseph K. Krivickas, currently the Chief Executive Officer of the Company, joined the Company on September 8, 2003 and received base salary payments of $[            ] from the Company for the fiscal year ended December 31, 2004. Mr. Krivickas also received a $200,000 bonus in connection with his first year of employment with the Company, which bonus was paid by the Company in three equal installments on January 31, 2004, May 31, 2004 and September 30, 2004. Mr. Krivickas was awarded options to purchase [            ] shares of common stock during the year ended December 31, 2004.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a per-person limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's most highly compensated officers. Section 162(m) does not, however, disallow a deduction for the qualified "performance based compensation" the material terms of which are disclosed to and approved by stockholders. The Company does not anticipate that the compensation for any of the Named Executive Officers will exceed $1,000,000 in the current taxable year, but intends to take appropriate action to comply with such regulations, if applicable, in the future.

Dr. James H. Simons
Dr. Howard L. Morgan

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        Dr. James H. Simons and Dr. Howard L. Morgan served as the members of the Company's Compensation Committee during the fiscal year ended December 31, 2004, and are both non-employee directors. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 1, 2005 concerning the ownership of Common Stock by (i) each person or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Named Executive Officers, (iii) each director and nominee for director of the Company and (iv) all directors and Named Executive Officers as a group (9 persons). Except as otherwise indicated, each person listed below has sole voting and investment power over the shares of Common Stock shown as beneficially owned.

Shares Beneficially Owned (1)
Name and Address**
	Number	Percent(2)
James H. Simons (3) Renaissance Technology Corp. 800 Third Avenue New York, New York 10022	[ ]	[ ]	%
Diker Management, LLC (4) 745 Fifth Avenue Suite 1409 New York, NY 10151	[ ]	[ ]	%
Patrick J. Retzer (5) 28798 Cramer Court Burlington, WI 53105	[ ]	[ ]	%
Joseph K. Krivickas (6)	[ ]	[ ]	%
Joseph J. Friscia	[ ]	[ ]	%
André Pino	[ ]	[ ]	%
Douglas Zaccaro (7)	[ ]	[ ]	%
John R. Levine (8)	[ ]	[ ]	%
Howard L. Morgan (9)	[ ]	[ ]	%
Robert W. Powers, Jr. (6)	[ ]	[ ]	%
Jyoti Prakash (10)	[ ]	[ ]	%
All Directors and Executive Officers as a group (9 Persons)	[ ]	[ ]	%

*
Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.

**
Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

(1)
The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at April 1, 2005 ([                        ] shares), plus for each listed beneficial owner, any shares of Common Stock that the listed beneficial owner has the right to acquire within 60 days following April 1, 2005 pursuant to the conversion of preferred stock or the exercise of stock options.

(2)
For purposes of calculating the percentage of the outstanding shares of Common Stock on April 1, 2005 for each listed person, the number of shares of Common Stock outstanding includes shares that may be acquired by such person within 60 days of April 1, 2005 through the conversion of preferred stock or exercise of stock options, but does not include shares that may be acquired by any other person through the conversion of preferred stock or exercise of stock options.

(3)
Includes (i) [              ] shares of Common Stock owned by Dr. Simons, (ii) [              ] shares of Common Stock owned by Bermuda Trust Company, as Trustee of certain trusts, including the Lord Jim Trust, for the benefit of Dr. Simons and the members of his family, but as to which Dr. Simons disclaims beneficial ownership, (iii) [            ] shares of Common Stock owned by S-7 Associates, (iv) [            ] shares of Common Stock which may be purchased within 60 days of April 1, 2005 upon the exercise of stock options (v) [              ] shares of Series B Convertible Preferred Stock owned by S-7 Associates that is convertible into [              ] shares of Common Stock and (vi) [              ] shares of Series C Convertible Preferred Stock owned by S-7 Associates that is convertible into [              ] shares of Common Stock.

(4)
Based solely on a Schedule 13G filed on behalf of Diker Management LLC ("Diker Management") with the Securities and Exchange Commission on                                  . According to such Schedule 13G, Diker Management, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the investment manager of Diker Value-Tech Fund, LP, a Delaware limited partnership (the "Partnership") and the investment manager of separately managed accounts (the "Managed Accounts"). The Partnership is a private investment partnership, the sole general partner of which is Diker GP, LLC, a Delaware limited liability company ("Diker GP"). As the sole general partner of the Partnership, Diker GP has the power to vote and dispose of the shares of Common Stock owned by the Partnership, and, accordingly, may be deemed the beneficial owner of such shares. Diker Management, as the investment manager of the Partnership and the Managed Accounts, may be deemed the beneficial owner of shares held by the Partnership and the Managed Accounts. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management, and in that capacity direct their operations.

(5)
Based solely on a Schedule 13G filed on behalf of Patrick J. Retzer with the Securities and Exchange Commission on                                  . According to such Schedule 13G, Patrick J. Retzer was the beneficial owner of [              ] shares of Common Stock.

(6)
Shares of Common Stock which may be purchased within 60 days of April 1, 2005 upon the exercise of stock options.

(7)
Includes (i) [              ] shares of Common Stock, which may be purchased within 60 days of April 1, 2005 upon the exercise of stock options, (ii) [            ] shares of stock owned by Mr. Zaccaro, (iii) [          ] shares owned jointly by Mr. Zaccaro and his spouse, and (iv) [          ] shares owned for the benefit of Mr. Zaccaro's minor children.

(8)
Includes (i) [            ] shares of Common Stock which may be purchased within 60 days of April 1, 2005 upon exercise of stock options, and (ii) [              ] shares of Common Stock owned by Dr. Levine.

(9)
Includes (i) [            ] shares of Common Stock which may be purchased within 60 days of April 1, 2005 upon the exercise of stock options; (ii) [            ] shares of Common Stock owned by Dr. Morgan; and (iii) [          ] shares of Series C Convertible Preferred Stock owned by Dr. Morgan that is convertible into [          ] shares of Common Stock.

(10)
Includes (i) [            ] shares of common stock which may be purchased within 60 days of April 1, 2005, upon exercise of stock options, and (ii) [          ] shares of Common Stock owned by Mr. Prakash.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth a summary of the Company's equity compensation plans as of December 31, 2004:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	[ ]	(1)(2)	$	[ ]	[ ]
Equity compensation plans not approved by security holders	[ ]	(3)	$	[ ]	[ ]

Totals	[ ]		$	[ ]	[ ]

(1)
Consists of the 1996 Option Plan.

(2)
Does not include purchase rights accruing under the Stock Purchase Plan because the purchase price (and, therefore, the number of shares to be purchased) will not be determined until the end of the offering period.

(3)
Consists of the 1998 Option Plan.

PROPOSAL 2: APPROVAL OF THE AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION

        On December 22, 2004, the Board approved and recommended to the stockholders an amendment to the Restated Certificate of Incorporation (the "Certificate of Amendment"), that would change the dividend and redemption rights of the Series B Preferred Stock. The Board is now seeking approval of such action. The proposed Certificate of Amendment would (i) reduce the dividend payable to holders of the Series B Preferred Stock from 6% of the outstanding shares of Series B Preferred Stock held by such holder to 3% of the outstanding shares of Series B Preferred Stock held by such holder for each six month period after January 1, 2005; and (ii) extend the date after which the Company may redeem the Series B Preferred Stock from March 31, 2004 to October 31, 2005. As of April [    ], 2005, there were [                        ] share of Series B Preferred Stock outstanding.

        In connection with the Board approval of the Certificate of Amendment, the Company entered into a Voting Agreement with the holders of Series B Preferred Stock and Series C Preferred Stock. The Company agreed, subject to the Board's fiduciary duties, to submit the Certificate of Amendment to the Company's stockholders at the Annual Meeting. In exchange, the holders of Series B Preferred Stock and Series C Preferred Stock agreed to vote all shares held by them in favor of the adoption of the Certificate of Amendment. Further, such shareholders agreed to retain all shares then owned by them through June 30, 2005 in order to ensure such shares are voted in favor of the adoption of the Certificate of Amendment. If the Certificate of Amendment is adopted by the required vote of the stockholders it will become effective when it is filed with the Secretary of State of Delaware. If the proposal is approved, the Company intends to file the Certificate of Amendment as soon as possible.

Reasons for Change of Series B Preferred Stock Rights

        Currently, the holders of shares of Series B Preferred Stock are entitled to receive as dividends the whole (not fractional) number of shares of Series B Preferred Stock equal to 6% of the outstanding shares of Series B Preferred Stock held by such holder on December 31 and June 30 of each year. If the Certificate of Amendment is adopted, the dividend payable to holders of shares of Series B Preferred Stock will be reduced to from 6% to 3% for each such period, including the period ending June 30, 2005. This will result in fewer shares being issued and therefore the dilutive effect of the dividend will be reduced.

        In order to induce the holders of shares of Series B Preferred Stock to accept this change to the dividend rights, the Company agreed to extend the date of the optional redemption feature of the Series B Preferred Stock. Currently, the Company may redeem all (but not less than all) of the Series B Preferred Stock at any time after March 31, 2004. If the Certificate of Amendment is adopted, the date after which the Company may redeem the Series B Preferred Stock will be extended from March 31, 2004 to October 31, 2005.

        No other terms of the Series B Preferred Stock will be changed. The full text of the proposed Certificate of Amendment, along with a copy of the Certificate of Designation defining the preferences and rights of the Series B Preferred Stock, are attached as Exhibit A.

Vote Required For Approval

        A quorum being present, (i) the affirmative vote of a majority of the votes cast affirmatively or negatively by the holders of Common Stock, Series B Preferred Stock and Series C Preferred Stock, and (ii) the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock is necessary under the By-laws of the Company and under the Nasdaq Small Cap Stock Market rules for the approval of the Certificate of Amendment.

Recommendation

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

        The Company has appointed the accounting firm of Grant Thornton LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2005. Grant Thornton LLP has served the Company in such capacity since February 2000.

        Although the Company is not required to submit the ratification and approval of the selection of its accountants to a vote of stockholders, the Board believes it is sound policy and in the best interests of the stockholders to do so. In the event that ratification of the appointment of Grant Thornton LLP as the Company's independent public accountants is not obtained at the Annual Meeting, the Board will reconsider its appointment. The Company expects that representatives of Grant Thornton LLP will be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

Vote Required For Approval

        A quorum being present, the affirmative vote of a majority of the votes cast affirmatively or negatively is necessary to ratify the appointment of the independent public accountants.

Recommendation

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the Commission and the NASDAQ Stock Market. Officers, directors and greater than 10% shareholders are required by applicable regulations to furnish the Company with copies of all reports filed by such persons pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder. Based solely on its review of the copies of such reports received by it, the Company believes that, for the fiscal year ended December 31, 2004, all of its officers, directors and such 10% beneficial owners timely complied with all Section 16(a) filing requirements applicable to them, except [                        ]. All filings for such period required to be made by the Company's existing directors and executive officers have been made.

OTHER MATTERS

Expenses of Solicitation

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

Stockholder Proposals

        Any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act and intended to be presented at the Company's 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company at the principal executive office of the Company on or before January [    ], 2006, to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board in connection with such meeting.

        Any stockholder proposals intended to be presented at the Company's 2006 Annual Meeting, other than a stockholder proposal submitted pursuant to Rule 14a-8 of the Exchange Act, must be received in writing by the Secretary of the Company, together with all supporting documentation required by the Company's By-laws, at the principal executive office of the Company no later than the close of business on April [    ], 2006, nor earlier than March [    ], 2006. Proxies solicited by the Board will confer discretionary voting authority with respect to any such proposals subject to SEC rules governing the exercise of this authority.

Stockholder Communications with the Board.

        Any stockholder desiring to send communications to the Board, or any individual director, may forward such communication to the following address: Segue Software, Inc., 201 Spring Street, Lexington, MA 02421, Attention: Chief Financial Officer. The Chief Financial Officer of the Company will collect and organize all such communications and forward them to the Board and any such individual director.

Other Matters

        The Board does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004 (INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO), WHICH WAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH [    ], 2005, WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON TO WHOM THIS PROXY STATEMENT IS MAILED UPON THE WRITTEN REQUEST OF ANY SUCH PERSON TO DOUGLAS ZACCARO, CHIEF FINANCIAL OFFICER AND TREASURER, SEGUE SOFTWARE, INC., 201 SPRING STREET, LEXINGTON, MASSACHUSETTS 02421.

        REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

EXHIBIT A

Segue Software, Inc.
 Certificate of Amendment to the Restated Certificate of Incorporation
And
Certificate of Designations, Preferences and Rights of a Series B Preferred Stock

EXHIBIT A

SEGUE SOFTWARE, INC.

CERTIFICATE OF AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
SEGUE SOFTWARE, INC.

Under Section 242
of the
Delaware General Corporation Law

        Segue Software, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

        1.     Pursuant to Section 242 of the Delaware General Corporation Law, this Amendment to the Restated Certificate of Incorporation amends the provisions of the Restated Certificate of Incorporation of the Corporation.

        2.     This Certificate of Amendment to the Restated Certificate of Incorporation has been approved and adopted by the Corporation's Board of Directors and has been duly adopted by vote of the stockholders of the Corporation, at a meeting duly called, in accordance with the provisions of the Delaware General Corporation Law, including Section 242, and the provisions of the Restated Certificate of Incorporation.

        3.     The text of Section 3 of Exhibit A to the Certificate of Designations, Preferences and Rights of a Series of Preferred Stock of the Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the current first sentence and replacing it with the following:

    "The holders of shares of Series B Preferred Stock shall, in lieu of any other dividend payment of any kind to which the holder may have been entitled to but not paid prior to the adoption of this Certificate of Amendment, be entitled to receive as dividends the whole number of additional shares of Series B Preferred Stock of the Corporation equal to 3% of the outstanding shares of Series B Preferred Stock held by such holder on each December 31 and June 30 thereafter ("Dividend Receipt Dates"), without any further action by the Board of Directors. Dividend rights of holders of shares of Series B Preferred Stock shall be wholly governed by the terms of this Section then in effect on each Dividend Receipt Date, irrespective of the specific date between Dividend Receipt Dates that any Amendment to this Section of the Restated Certificate of Incorporation of the Corporation became effective."

        4.     The text of Section 5(a) of Exhibit A to the Certificate of Designations, Preferences and Rights of a Series of Preferred Stock of the Restated Certificate of Incorporation of the Corporation is hereby amended by deleting the current first sentence and replacing it with the following:

    "At any time on or after October 31, 2005, the Corporation may redeem (and may give notice prior to such date, as long as the redemption is effective on or after October 31, 2005) all (but not less than all) of the outstanding shares of Series B Preferred Stock, out of funds legally available therefor, for an amount equal to the aggregate Series B Redemption Price specified in Section 5(b)."

The remaining provisions of the Restated Certificate of Incorporation shall remain in full force and not be affected by this Amendment.

[Signature Page Follows]

        IN WITNESS WHEREOF, Segue Software, Inc., for the purpose of amending its Restated Certificate of Incorporation pursuant to the Delaware General Corporation Law, has caused this Amendment to the Restated Certificate of Incorporation to be executed by Joseph K. Krivickas, its authorized officer, on this [    ] day of [            ], 2005, which signature constitutes the affirmation or acknowledgement of such officer, under penalties of perjury, that this instrument is the act and deed of the Corporation and that the facts stated herein are true.

By:	/s/ [ ] Name: Joseph K. Krivickas Title: President and Chief Executive Officer

2

CERTIFICATE OF DESIGNATIONS, PREFERENCES
AND RIGHTS OF A SERIES OF
PREFERRED STOCK
OF
SEGUE SOFTWARE, INC.

        Segue Software, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Corporation by the Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, as amended from time to time, said Board of Directors duly adopted a resolution providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of a series of preferred stock, which resolution is as follows:

        RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock of the Corporation known as the Series B Preferred Stock be, and such series hereby is, created, classified, and authorized, and the issuance thereof is provided for, and that the designation and number of shares, and relative rights, preferences and limitations thereof, shall be as set forth in the form appended hereto as Exhibit A.

        I, Stephen B. Butler, President and Chief Executive Officer of the Corporation, do make this Certificate, hereby declaring and certifying that this is my act and deed on behalf of the Corporation this 22nd day of March, 2002.

By:	/s/ STEPHEN B. BUTLER Stephen B. Butler President and Chief Executive Officer

EXHIBIT A

        1.    Designation.    A total of 1,500,000 shares of the Corporation's Preferred Stock shall be designated as a series known as Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock").

        2.    Voting.

          (a)    Election of Directors.    The holders of outstanding shares of Series B Preferred Stock shall, voting together as a separate class, be entitled to elect one (1) Director of the Corporation. Except as provided in Section 2(a)(iv) below, such Director shall be elected by a plurality vote, with the elected candidate being the candidate receiving the greatest number of affirmative votes (with each holder of Series B Preferred Stock entitled to cast one vote for or against a candidate with respect to each share of Series B Preferred Stock held by such holder) of the outstanding shares of Series B Preferred Stock, with votes cast against a candidate and votes withheld having no legal effect. The election of such Director shall occur (i) at the annual meeting of holders of capital stock, (ii) at any special meeting of holders of capital stock if such meeting is called for the purpose of electing directors, (iii) at any special meeting of holders of Series B Preferred Stock called by holders of not less than a majority of the outstanding shares of Series B Preferred Stock or (iv) by the written consent of holders of a majority of the outstanding shares of Series B Preferred Stock entitled to vote for such Director in the manner and on the basis specified above or as otherwise provided by law. If at any time when any share of Series B Preferred Stock is outstanding such Director should cease to be a Director for any reason, the vacancy shall only be filled by the vote or written consent of the holders of the outstanding shares of Series B Preferred Stock, voting together as a separate class, in the manner and on the basis specified above or as otherwise provided by law. The holders of outstanding shares of Series B Preferred Stock may, in their sole discretion, determine not to elect a Director as provided herein from time to time, and during any such period the Board of Directors shall not be deemed unduly constituted solely as a result of such vacancy.

        The holders of outstanding shares of Series B Preferred Stock shall also be entitled to vote in the election of all other Directors of the Corporation together with holders of all other shares of the Corporation's outstanding capital stock entitled to vote thereon, voting as a single class, with each outstanding share of Series B Preferred Stock entitled to the number of votes specified in Section 2(b) hereof.

          (b)    Voting Generally.    Each outstanding share of Series B Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Series B Preferred Stock is then convertible pursuant to Section 6 hereof as of the record date for the vote or written consent of stockholders, if applicable. Each holder of outstanding shares of Series B Preferred Stock shall be entitled to notice of any stockholders' meeting in accordance with the by-laws of the Corporation and shall vote with holders of the Common Stock, voting together as a single class, upon all matters submitted to a vote of stockholders, excluding those matters required to be submitted to a class or series vote pursuant to the terms hereof (including, without limitation, Section 8) or by law.

        3.    Dividends.    The holders of shares of Series B Preferred Stock shall be entitled to receive as dividends the whole number of additional shares of Series B Preferred Stock of the Corporation equal to 3.23% of the outstanding shares of Series B Preferred Stock held by such holder on June 30, 2002 and equal to 6% of the outstanding shares of Series B Preferred Stock held by such holder on each December 31 and June 30 thereafter, without any further action by the Board of Directors. No fractional shares of Series B Preferred Stock shall be paid as a dividend, and no cash in lieu of fractional shares shall be payable. Any shares of Series B Preferred Stock issued as a dividend with respect to the Series B Preferred Stock will be duly authorized, validly issued, fully paid and non-assessable. No other dividends shall be payable on or with respect to the Series B Preferred Stock. The Corporation shall at all times reserve and keep available from its authorized shares of Series B Preferred Stock for the sole purpose of payment of dividends pursuant to the terms hereof, such number of shares of Series B Preferred Stock as shall from time to time be sufficient for payment of dividends, and shall not issue any shares of Series B Preferred Stock for any other purpose. The Corporation shall increase the number of authorized shares of Series B Preferred Stock if required for the payment of dividends.

        4.    Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation or the sale, conveyance, exchange or transfer of all or substantially all of the property, assets or outstanding equity securities of the Corporation or a merger or consolidation of the Corporation with one or more corporations in which the owners of the voting stock of the Corporation own less than 50% of the voting stock of the surviving or resulting corporation immediately after such merger or consolidation (any such event a "Liquidation Event"), the holders of the shares of Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, prior and in preference to any distribution of any of the assets of the Corporation to the holders of any common stock or any other class or series of capital stock ranking junior to the Series B Preferred Stock, an amount in cash per outstanding share of the Series B Preferred Stock equal to $4.00 (as adjusted appropriately for stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series B Preferred Stock, the "Series B Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Series B Liquidation Preference payable to the holders of outstanding shares of Series B Preferred Stock and the liquidation preference of all other securities that rank pari passu with the Series B Preferred Stock, then the holders of all such shares shall share ratably in such distribution of assets in proportion to the amount which would be payable on such distribution if the Series B Liquidation Preference to which the holders of outstanding shares of Series B Preferred Stock and the liquidation preferences to which the holders of other securities that rank pari passu with the Series B Preferred Stock are entitled were paid in full. Upon any such Liquidation Event, after the holders of Series B Preferred Stock shall have been paid in full their Series B Liquidation Preference, the holders of such shares of Series B Preferred Stock shall not be entitled to share in any further distribution of assets. For the purposes of this Section 4, written notice of any Liquidation Event stating the payment date and the place where the distributable amount shall be payable, shall be given by mail, postage prepaid, not less than 60 days prior to the payment date stated therein, to the holders of record of the Series B Preferred Stock at their respective addresses as the same shall then appear on the books of the Corporation.

        5.    Redemption.

          (a)    Optional Redemption.    At any time on or after March 31, 2004, the Corporation may elect to redeem all (but not less than all) of the outstanding shares of Series B Preferred Stock, out of funds legally available therefor, for an amount equal to the aggregate Series B Redemption Price specified in Section 5(b). The Corporation shall give the holders of Series B Preferred Stock at least 60 days' notice of such redemption and, before the date that is 5 days prior to the redemption date stated in such notice (the "Optional Redemption Date"), each holder of shares of Series B Preferred Stock shall have the right to elect to give effect to the conversion rights contained in Section 6(a) with respect to the shares of Series B Preferred Stock held by such holder.

          (b)    Redemption Price.    The price for each share of Series B Preferred Stock redeemed pursuant to this Section 5 (the "Series B Redemption Price") shall be an amount per share equal to the Series B Liquidation Preference. The aggregate Series B Redemption Price shall be payable in cash in immediately available funds to the respective holders of the Series B Preferred Stock on the Optional Redemption Date.

          (c)    Surrender of Certificates.    Each holder of shares of Series B Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation,

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  duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or, in the event the certificate or certificates are lost, stolen or missing, shall deliver an affidavit of loss, at the principal executive office of the Corporation or such other place as the Corporation may from time to time designate by notice to the holders of Series B Preferred Stock, and each surrendered certificate shall be canceled and retired and the Corporation shall thereafter make payment of the applicable Series B Redemption Price by certified check or wire transfer.

        6.    Conversion.    Shares of Series B Preferred Stock shall be converted into Common Stock in accordance with the following:

          (a)    Right to Convert.    Upon the written election of the holder thereof and without payment of any additional consideration, each outstanding share of Series B Preferred Stock held by such holder shall be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (A) $3.00 by (B) the Conversion Price at the time in effect for such Series B Preferred Stock (such quotient, the "Conversion Rate"). The initial "Conversion Price" per share for shares of Series B Preferred Stock shall be $3.00, subject to adjustment as set forth in Section 7. Any election by a holder of Series B Preferred Stock pursuant to this Section 6(a) shall be made by written notice to the Corporation, and such notice may be given at any time and from time to time through and including the day which is five (5) days prior to the Optional Redemption Date or the closing of any Liquidation Event.

          (b)    Procedure for Conversion.    Upon election to convert pursuant to Section 6(a), the relevant holder or holders of Series B Preferred Stock shall surrender the certificate or certificates representing the Series B Preferred Stock being converted to the Corporation, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or shall deliver an affidavit of loss to the Corporation, at its principal executive office or such other place as the Corporation may from time to time designate by notice to the holders of the Series B Preferred Stock. Upon surrender of such certificate(s) or delivery of an affidavit of loss, the Corporation shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the holder thereof or to such holder's designee, at the address designated by such holder, certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. The issuance of certificates for Common Stock upon conversion of Series B Preferred Stock shall be deemed effective as of the date of surrender of such Series B Preferred Stock certificates or delivery of such affidavit of loss and will be made without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock.

          (c)    Reservation of Stock Issuable Upon Conversion.    The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock, the Corporation will take such corporate action as may be necessary to increase the number of its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, and to reserve the appropriate number of shares of Common Stock for issuance upon such conversion.

        7.    Adjustments.

          (a)    Adjustments to the Conversion Price.    Except as provided in Section 7(c) and except in the case of an event described in Section 7(d), if and whenever after the date this Certificate of

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  Designations is first filed with the Secretary of State of Delaware (the "Filing Date") the Corporation shall issue or sell:

              (i)  shares of its Common Stock;

             (ii)  securities convertible into shares of its Common Stock; or

            (iii)  options or warrants to purchase shares of its Common Stock or securities convertible into shares of its Common Stock

  (the shares described in (i), (ii) and (iii) above being referred to as "Additional Shares"), at a sale, conversion or exercise price per share (the "Issue Price"), which Issue Price shall be computed in accordance with the next paragraph of this Section, as the case may be, less than the Conversion Price then in effect, the Conversion Price shall be reset to the greater of (A) the Issue Price or (B) the average of the closing bid prices of the Common Stock on the Nasdaq Smallcap Market for the five trading days immediately preceding the Filing Date.

          The "Issue Price" received by the Corporation for any issue or sale of Additional Shares shall (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation for Additional Shares and/or receivable by the Corporation upon exercise, conversion or exchange of Additional Shares into Common Stock before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation; (B) to the extent it consists of property other than cash, be computed at the fair value of that property determined in good faith by the Corporation's Board of Directors; and (C) if convertible securities or rights or options to purchase convertible securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration that covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Corporation's Board of Directors to be allocable to such Additional Shares, convertible securities or rights or options.

          (b)    Other Dividends and Distributions.    If the Corporation, at any time or from time to time after the Filing Date, shall declare or make, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities or other property of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the outstanding shares of Series B Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of such other securities of the Corporation or the value of such other property that they would have received had the Series B Preferred Stock been converted into Common Stock on the date of such event and had such holders thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by them during such period, giving application to all adjustments called for during such period under Section 7 with respect to the rights of the holders of the outstanding shares of Series B Preferred Stock; and, provided, further, however, that no such provision shall be made if the holders of Series B Preferred Stock simultaneously receive a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event.

          (c)    Certain Issues of Common Stock Excepted.    Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance from and after the Filing Date of (i) shares of Common Stock upon conversion of shares of Series B Preferred Stock; or (ii) Additional Shares to directors, officers, employees or consultants of the Corporation in connection with their service as directors

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  of the Corporation, their employment by the Corporation or their retention as consultants by the Corporation, in each case authorized by the Board of Directors and issued pursuant to equity incentive plans or agreements of the Corporation (collectively, "Excluded Shares").

          (d)    Subdivision or Combination of Common Stock.    In case the Corporation shall at any time after the Filing Date subdivide its outstanding shares of Common Stock into a greater number of shares (by any stock split, stock dividend or otherwise), the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the Corporation shall at any time after the Filing Date combine its outstanding shares of Common Stock into a smaller number of shares (by any reverse stock split or otherwise), the Conversion Price in effect immediately prior to such combination shall be proportionately increased. In the case of any such subdivision, no adjustment shall be made pursuant to Section 7(a) by reason thereof.

          (e)    Reorganization or Reclassification.    If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Preferred Stock, as the case may be, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          (f)    Certificate as to Adjustments.    Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 7, the Corporation shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. All calculations shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

        8.    Covenants.    The Corporation shall not, without first having provided written notice of such proposed action to each holder of outstanding shares of Series B Preferred Stock and having obtained the affirmative vote or written consent of the holders of a majority of the outstanding shares of Series B Preferred Stock (a "Majority Interest"):

          (a)   declare or pay any dividends other than dividends on the Series B Preferred Stock as provided in Section 3 or make any distributions of cash, property or securities of the Corporation in respect of its capital stock, except for (i) the redemption of Series B Preferred Stock, (ii) the repurchase of Excluded Shares described in Section 7(c) above, or (iii) dividends or distributions payable solely in shares of Common Stock;

          (b)   reclassify any capital stock in a manner that materially adversely affects the designations, preferences, powers and/or the relative, participating, optional or other special rights, or the restrictions provided for the benefit of, the Series B Preferred Stock;

          (c)   authorize or issue, or obligate itself to issue, any convertible debt or other debt with any equity participation, any securities convertible into or exercisable or exchangeable for any equity

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  securities, or any other equity security, in any case ranking senior to or on parity with the Series B Preferred Stock as to liquidation, redemption or dividend rights;

          (d)   amend, alter or repeal any provision of, or add any provision to, this Certificate of Designations; or

          (e)   incur any indebtedness for borrowed money (other than trade accounts payable in the ordinary course) in excess of $1,000,000.

        9.    Notice; Adjustments; Waivers.

          (a)    Liquidation Events, Etc.    In the event (i) the Corporation establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution or who are entitled to vote at a meeting (or by written consent) in connection with a Liquidation Event, or (ii) the occurrence of any Liquidation Event, the Corporation shall mail or cause to be mailed by first class mail (postage prepaid) to each holder of Series B Preferred Stock at least thirty (30) days prior to such record date specified therein or the expected effective date of any such transaction, whichever is earlier, a notice specifying (A) the date of such record date for the purpose of such dividend or distribution or meeting or consent and a description of such dividend or distribution or the action to be taken at such meeting or by such consent, (B) the date on which any such Liquidation Event is expected to become effective, and (C) the date on which the books of the Corporation shall close or a record shall be taken with respect to any such event.

          (b)    Waiver of Notice.    The holder or holders of a Majority Interest may, at any time upon written notice to the Corporation, waive any notice or certificate delivery provisions specified herein for the benefit of such holders, and any such waiver shall be binding upon all holders of such securities.

          (c)    Other Waivers.    The holder or holders of a Majority Interest may, at any time upon written notice to the Corporation, waive compliance by the Corporation with any term or provision herein, provided that any such waiver does not affect any holder of outstanding shares of Series B Preferred Stock in a manner materially different than any other holder, and any such waiver shall be binding upon all holders of Series B Preferred Stock and their respective transferees.

          (d)    Status of Converted Stock.    In the event any shares of Series B Preferred Stock shall be converted pursuant to the terms hereof or otherwise redeemed or repurchased by the Corporation, the shares so converted, redeemed or repurchased shall be canceled and shall revert to the category of authorized but unissued shares of Preferred Stock by the Corporation.

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REVOCABLE PROXY/VOTING INSTRUCTION CARD

SEGUE SOFTWARE, INC.
201 Spring Street

Lexington, MA 02421

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 6, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Joseph K. Krivickas and Douglas Zaccaro, and each of them, as proxies of the undersigned (the "Proxies"), with full power to substitute, and authorizes each of them to represent and to vote all shares of [Common Stock][Series B Preferred Stock][Series C Preferred Stock], par value $.01 per share of Segue Software, Inc. (the "Company") held by the undersigned at the close of business on April [    ], 2005, at the 2005 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's headquarters at 201 Spring Street Lexington, Massachusetts 02421 on Monday, June 6, 2005 at 10:00 a.m., Boston time, and at any adjournments or postponements thereof. The undersigned hereby revokes any proxy previously given in connection with such meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2004 Annual Report to Stockholders. This Proxy may be revoked at any time before it is exercised.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, the undersigned's vote will be cast "FOR" the proposals in paragraphs 1, 2 and 3. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. A stockholder wishing to vote in accordance with the recommendation of the Board of Directors of the Company need only sign and date this Proxy and return it to the Company.

PLEASE SIGN AND DATE THIS PROXY ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
SEGUE SOFTWARE, INC.

June 6, 2005

Please Detach and Mail in the Envelope Provided

☒ Please mark your votes as in this

		FOR	WITHHELD FOR ALL
1.	To elect the nominees listed at right to the Board of Directors to hold office until the 2005 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.	☐	☐	Nominees Joseph K. Krivickas John R. Levine Howard L. Morgan Robert W. Powers, Jr. Jyoti Prakash James H. Simons

☐

        For all nominees except as noted above

		FOR	AGAINST	WITHHELD
2.	To approve an Amendment to the Restated Certificate of Incorporation.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2005.	☐	☐	☐
4.	In their discretion, the Proxies are authorized to vote upon any other matters that may be properly brought before the Annual Meeting and any adjournments or postponements thereof.

Signature ________________________ Date _________ Signature ________________________ Date _________

        NOTE:    For joint accounts, each owner should sign. Executors, administrators, trustees, corporate officers and others acting in a representative capacity should give full title or authority.